UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2023
VALLON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
100 N. 18th Street, Suite 300
Philadelphia, PA 19103
(Address of principal executive offices and zip code)
(267) 607-8255
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VLON	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously disclosed, on December 13, 2022, Vallon Pharmaceuticals, Inc. (“Vallon”), Vallon Merger Sub, Inc. (“Merger Sub”), and GRI Bio, Inc. (“GRI”) entered into the Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement, as it may be amended from time to time, contains the terms and conditions of the proposed merger (the “Merger”) among Vallon, Merger Sub, and GRI. Pursuant to the Merger Agreement, Merger Sub will merge with and into GRI, with GRI surviving as a wholly-owned subsidiary of Vallon.
Vallon has received seven demands from purported stockholders who allege that the prospectus dated March 8, 2023 (the “Prospectus”), the registration statement on Form S-4 (File No. 333-268977) dated March 6, 2023 (the “Registration Statement”), and/or preliminary versions thereof, are misleading and/or omit material information relating to the Merger (the “Demands”). The Demands include a reservation of rights and one Demand included a draft complaint against Vallon and its directors for violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934. The relief sought in the draft complaint included enjoining consummation of the Merger unless and until the defendants disclose the allegedly material information, and an award of damages and attorneys’ fees. As of the date hereof, Vallon is not aware of any action that has been commenced relating to the Merger.
Vallon believes that the Demands are without merit and that no further disclosure is required under applicable law. However, in order to avoid the risk of potential litigation delaying or adversely affecting the Merger, and in order to minimize the expense, distraction, and risk inherent in litigation, Vallon has determined to voluntarily supplement the Prospectus as described in this Current Report on Form 8-K (this “Form 8-K”). Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. To the contrary, Vallon specifically denies all allegations in the Demands that any additional disclosure was or is required. Absent new or different allegations that are material, Vallon will not necessarily announce further developments relating to the Demands, including if it receives additional demands or if a complaint is filed.
Supplemental Disclosures to Prospectus
This supplemental information should be read in conjunction with the Prospectus, which should be read in its entirety. Without admitting in any way that the disclosures below are material or otherwise required by law, Vallon makes the following supplemental disclosures.
SALES PROCESS AND NON-DISCLOSURE AGREEMENTS
All companies who engaged in discussions with Ladenburg regarding a potential transaction with Vallon executed usual and customary non-disclosure agreements. These agreements contained standstill provisions that remained effective until the execution of the Merger Agreement. These standstill provisions, even while in effect, did not preclude topping bids.
LADENBURG AND THE INVESTOR
Ladenburg did not provide services to Altium Growth Fund, LP during the two-year period immediately preceding the issuance of its final fairness opinion on January 26, 2023 and, therefore, has not received and does not expect to receive compensation for any such services.
MANAGEMENT OF THE COMBINED COMPANY
GRI’s initial proposal submitted to Vallon on May 13, 2022 proposed that two of Vallon’s independent directors would be replaced by GRI independent director nominees. Pursuant to the term sheet between Vallon and GRI executed on September 29, 2022, the parties agreed that the board of directors of the combined company would be composed of designees from each of Vallon and GRI in numbers to be agreed upon between the parties. In connection with the execution of the Merger Agreement, Vallon and GRI agreed that the board of the combined company would be composed of one Vallon designee and four GRI designees, with David Baker to serve as the Vallon designee. No changes were made or proposed to Vallon’s already-existing non-employee director compensation policy.
In the term sheet and Merger Agreement, the parties agreed that the management of the combined company would be selected by GRI. Prior to execution of the Merger Agreement, the parties did not otherwise discuss whether any Vallon director, officer, or employee would continue or serve as a director, officer, or employee of the combined company, and no promises of continued employment were made. Following execution of the Merger Agreement, W. Marc Hertz, on behalf of GRI, approached Leanne Kelly about remaining as Chief Financial Officer of the combined company and Dr. Hertz and Ms. Kelly discussed potential terms of this employment. On February 20, 2023, Ms. Kelly and GRI entered into an employment agreement for Ms. Kelly to continue as Chief Financial Officer, effective upon the closing of the Merger.
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Important Additional Information
In connection with the proposed Merger between Vallon and GRI, on March 8, 2023, Vallon filed the Prospectus with the U.S. Securities and Exchange Commission (the “SEC”), which Prospectus had been previously filed, along with certain other related documents, in preliminary form in the Registration Statement, which Prospectus constituted both the proxy statement to be distributed to Vallon’s stockholders in connection with Vallon’s solicitation of proxies for the vote by Vallon’s stockholders with respect to the Merger and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Vallon to be issued in the Merger. This Form 8-K is not a substitute for the Registration Statement, the Prospectus, or any other documents that Vallon has filed or may file with the SEC or send to its stockholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, VALLON URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VALLON, THE PROPOSED TRANSACTIONS, AND RELATED MATTERS.
You may obtain free copies of the Registration Statement, Prospectus, and all other documents filed or that will be filed with the SEC regarding the proposed transaction at the website maintained by the SEC at www.sec.gov. Investors and stockholders are urged to read the Registration Statement, Prospectus, and the other relevant materials before making any voting or investment decision with respect to the proposed transactions.
Participants in the Solicitation
Vallon and GRI, and each of their respective directors and executive officers and certain of their other members of management, employees, and agents, may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions. Information about Vallon’s directors and executive officers is included in Vallon’s filings with the SEC, including Vallon’s Annual Report on Form 10-K for the year ended December 31, 2022 (filed with the SEC on February 24, 2023) and the Prospectus. These documents can be obtained free of charge from the source indicated above.
No Offer or Solicitation
This Form 8-K will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Forward-Looking Statements
This Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the Demands being without merit. The risks and uncertainties involved include uncertainties relating to the other risks detailed from time to time in Vallon’s periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on Vallon’s current expectations and assumptions and speak only as of the date of this Form 8-K. Vallon does not intend to revise or update any forward-looking statement in this Form 8-K as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2023	VALLON PHARMACEUTICALS, INC.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer